[LIBERTY LOGO]          Liberty Newport
                        Greater China Fund

                                Semiannual Report
                                February 28, 2001










                         [BACKGROUND PHOTO - MAN & DOG]

President's Message

--------------------------------------------------------------------------------


[PHOTO OF STEPHEN E. GIBSON]



Dear Shareholder:

During the latter half of 2000, the economic indicators for the People's Republic of China were positive. Retail sales were up. Per capita income was up. China's economy has benefited from increases in foreign direct investment and domestic consumption. Two events shadowed this bright picture: first was the decline in the demand for US technology-related imports, and second were warnings of a global economic slowdown during 2001. While we believe that China's growth will be affected by a global slowdown, we don't believe that such a slowdown will derail it.

In addition, we are pleased to report that the fund's class Z shares received a 4-star Overall Morningstar Rating(TM) as of February 28, 2001 (see Morningstar Rating data box below). The class A, B, and C shares each received a 3-star Overall Morningstar Rating. The Morningstar Rating reflects returns extending over longer periods than that covered by this six-month report; these ratings also consider the amount of risk assumed in achieving a return.

In the following semiannual report, portfolio managers Thomas Tuttle and Chris Legallet will discuss the economic and market factors that have affected fund performance.

Thank you for investing in the Liberty Newport Greater China Fund.

Sincerely,

/s/ Stephen K. Gibson

Stephen E. Gibson
President
April 11, 2001


Performance Highlights

Net asset value per share on 2/28/01 ($)

        Class A         17.99
        Class B         17.72
        Class C         17.97
        Class Z         18.13
Net asset value per share on 8/31/00 ($)
        Class A         19.98
        Class B         19.75
        Class C         20.03
        Class Z         20.11




Since economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

Morningstar Rating(TM) as of 2/28/01

                        Overall         3-year          5-year          10-year
Class A                    3               3              n/a              n/a
Class B                    3               3              n/a              n/a
Class C                    3               3              n/a              n/a
Class Z                    4               4              n/a              n/a
Int'l Equity Funds        1978            1978            797              n/a

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day US Treasury bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating(TM) metrics. Each fund is rated exclusively against U.S.-domiciled international equity funds. Past performance is no guarantee of future results.

Class Z shares may be purchased by clients of fee-based broker dealers or registered investment advisers; insurance companies, trust companies, banks, endowments, investment companies and foundations; retirement plans with assets of at least $5 million; persons or entities named in any Liberty Acorn fund account registration as of 9/29/00 that have continued to own shares of any funds distributed by Liberty, and their families; certain persons or entities affiliated with the distributor, Liberty Acorn Trust and Liberty WAM, and their families. See the prospectus for further information.

                                                  ------------------------------
                                                  Not FDIC     May Lose Value
                                                  Insured      No Bank Guarantee
                                                  ------------------------------

Performance Information

--------------------------------------------------------------------------------

Value of a $10,000 investment in
Liberty Newport Greater China Fund
5/16/97 - 2/28/01



Performance of a $10,000 investment in all share classes, 5/16/97-2/28/01 ($)

                                without                 with
                                 sales                  sales
                                charge                  charge
----------------------------------------------------------------
Class A                         13,654                  12,869
Class B                         13,348                  13,048
Class C                         13,538                  13,538
Class Z                         13,798                    N/A




                           [LINE GRAPH INSERTED HERE]


                  Plot Points for Line Graph Positioned Above



                           [INSERT PLOT POINTS HERE]


Past performance does not guarantee future investment results. Returns and value of an investment may vary resulting in a gain or loss on sale. The Morgan Stanley Capital International Pacific ex Japan Index (MSCI Pacific ex Japan) is a broad based unmanaged index that tracks the performance of stocks in the Pacific Rim countries other than Japan. Morgan Stanley Capital International
(MSCI) China Free Index reflects actual investable opportunities for global investors by taking into account local market restrictions on share ownership by foreigners. Index performance is from April 30, 1997.

Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. Securities in the fund may not match those in the index. It is not possible to invest directly in an index.


Average annual total returns as of 2/28/01 (%)

Share class                A                  B               C             Z
Inception               5/16/97            5/16/97         5/16/97       5/16/97
                    ---------------   ----------------   --------------  -------
                    without   with     without   with    without  with   without
                     sales   sales      sales   sales     sales  sales    sales
                    charge   charge    charge   charge   charge  charge   charge
--------------------------------------------------------------------------------
6 months
   (cumulative)      -9.96   -15.14     -10.28  -14.76   -10.28  -11.18   -9.85

1 Year               -5.37   -10.81      -6.09  -10.79    -6.16   -7.10   -5.23

Life                  8.57     6.88       7.92    7.27     8.32    8.32    8.87



Average annual total returns as of 12/31/00 (%)

Share class                A                  B               C             Z
Inception               5/16/97            5/16/97         5/16/97       5/16/97
                    ---------------   ----------------   --------------  -------
                    without   with     without   with    without  with   without
                     sales   sales      sales   sales     sales  sales    sales
                    charge   charge    charge   charge   charge  charge   charge
--------------------------------------------------------------------------------
6 months
   (cumulative)     -12.59   -17.61   -12.97   -17.32  -12.93   -13.80   -12.51

1 Year               -0.92    -6.61    -1.62    -6.53   -1.76    -2.74    -0.74

Life                  7.78     6.04     7.14     6.45    7.58     7.58     8.08


Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for Class A shares, the appropriate Class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the Class C contingent deferred sales charge of 1% for the first year only.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes vary based on differences in sales charges and fees associated with each class.

Portfolio Managers' Report

Economic news good -- market performance poor

The economic news from China during the latter half of 2000 was generally good. However, we were frustrated that this good news didn't translate into positive market performance. In this context, the fund's class A shares returned a negative 9.96% (without sales charge) for the six-month period that ended February 28, 2001. The fund did perform well compared to the MSCI China Free Index, which returned negative 23.87% during this reporting period. We have chosen to compare the fund against the MSCI China Free because this index focuses on China and we feel it's a more appropriate benchmark than the broader-based MSCI Pacific ex Japan Index. Although the fund underperformed the MSCIPacific ex Japan Index, which returned negative 7.73%, its performance was better than the average of its peer group. The Lipper China Region Funds Category(1) returned negative 12.13% for the same period.

Although fund performance benefited from positions in utilities and consumer companies, it was diminished by holdings in technology and telecommunication companies. The fund's telecommunications holdings reached a level of almost 10% while our investments in technology were about half that amount. China's wireless market is in its infancy and we believe that current government protections allow the two existing competitors to earn extraordinary profits. The fund has a number of holdings in businesses that support China's infrastructure, including power and road companies. These companies profited from an increase in industrialization, which heightens the need for more infrastructure. The cash flow for these businesses tends to grow at fairly predictable levels and the dividend yields offered tend to be high. Other positions within the fund's portfolio, including those companies in Hong Kong and Taiwan, did not perform up to our expectations.

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund.

Top 10 holdings as of 2/28/01 (%)

Li & Fung                       8.2
China Mobile                    7.6
Huaneng Power                   7.6
Hong Kong and China Gas         7.3
Hutchison Whampoa               7.0
Sun Hung Kai Properties         6.8
Cheung Kong                     6.2
HSBC Holdings                   4.7
Johnson Electric                4.6
Citic Pacific                   4.3

Portfolio holding breakdowns are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to hold these securities in the future.

Bought
--------------------------------------------------------------------------------

We increased our position in Huaneng Power International, Inc. (7.6% of net assets), which has become the largest independent power company in China. It operates nine power plants in seven coastal provinces. As China's economy grows, the demand for power should increase. In 2000, Huaneng Power saw a 35% increase in its earnings, which can be attributed to both increased power consumption and acquisitions.

Sold
--------------------------------------------------------------------------------

We liquidated a position connected with the Internet. China.com, an Internet advertising and web consulting business, was suffering from an investment slowdown in that sector.

We viewed this performance as a reflection of the overall malaise affecting global stock markets and the steep downturn in technology-related shares.

China's economy strengthened

Several economic indicators attested to China's continued economic growth. The country's gross domestic product (GDP) surpassed $1 trillion in 2000, which made it the sixth largest economy in the world. Real GDP growth for the year increased by 8% -- a level which surpassed expectations. Contributing to GDP growth was a 28% increase in exports and elevated levels of foreign direct investment. Since 1981, per capita income has quadrupled. In anticipation of its entry into the World Trade Organization, we have seen the average tariff rates fall from 42% in 1992 to less than 20%. After bottoming near zero in 1998, retail sales growth has rebounded to a healthy 9%, an indication of mounting consumer confidence. Citibank estimates that the consumer base for information technology (IT) products, including cell phones and computers, will grow from its current level of approximately 350 million to 630 million in five years.

An improving climate for investors

While China's economic growth is expected to continue at brisk pace, fueled by ongoing reforms and rising per capita income, we believe that economic growth in Taiwan and Hong Kong will be somewhat less robust. We believe that the slowdown in global growth will have a greater impact on these two economies which are more dependent on technology-related exports than is China. While investment risks in China are still high, the overall investment environment is clearly improving as deregulation accelerates and more Chinese companies adopt profit-minded strategies. As China becomes one of the world's largest free markets, we will continue to position the fund to take advantage of its burgeoning market-based economy.

/s/ Thomas R. Tuttle

Thomas R. Tuttle


/s/ Chris Legallet

Chris Legallet

Thomas R. Tuttle and Chris Legallet are portfolio co-managers of Liberty Newport Greater China Fund. Mr. Tuttle is president of Newport Fund Management, Inc. and Mr. Legallet is chief investment officer of Newport Fund Management, Inc.


Sector Breakdown as of 2/28/01 (%)
--------------------------------------------------------------------------------

Utilities:                17.8            Banks:                  9.4
Multi-industry:           14.6            Technology:             7.4
Real estate:              12.9            Industrials:            4.6
Consumer products:        10.2            Wholesale:              8.2
Telecommunications:        9.8            Infrastructure:         5.1


            [PIE CHART ILLUSTRATING SECTOR BREAKDOWN POSITIONED HERE]

Sector breakdowns are calculated as a percentage of total net assets. Since the Fund is actively managed, there can be no guarantee the Fund will continue to maintain the same sector breakdowns in the future.

Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) as published by the US Office of Management and Budget. The sector classifications used on this page are based upon the Advisor's defined criteria as used in the investment process.


International investing offers significant long-term growth potential, but also involves certain risks. These risks include currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

A portfolio of stocks from a single region poses additional risks due to limited diversification.

Investment Portfolio

--------------------------------------------------------------------------------

February 28, 2001 (Unaudited)
(In thousands)

Common Stocks - 100.2%                                  Shares          Value
--------------------------------------------------------------------------------
CONSUMER DURABLES & APPAREL - 8.8%

Apparel & Accessories - 8.1%
Li & Fung Ltd. (a)                                      2,622           $ 4,773
                                                                        -------
Household Appliances - 0.3%
Guangdong Kelon Electric Holdings
   Class H                                                720               158
                                                                        -------
Photographic Equipment - 0.4%
China Hong Kong Photo Products
   Holdings, Ltd.                                       2,497               214
                                                                        -------
--------------------------------------------------------------------------------
ENERGY - 1.0%

Integrated Oil & Gas
PetroChina Co., Ltd. Class H                            3,130               583
                                                                        -------
--------------------------------------------------------------------------------
FINANCIALS - 33.5%

Banks - 9.4%
Dah Sing Financial                                        215             1,116
HSBC Holdings PLC                                         206             2,746
Hang Seng Bank Ltd.                                       139             1,653
                                                                        -------
                                                                          5,515
                                                                        -------
Diversified Financials - 11.2%
Multi-Sector Holdings
Cafe De Coral Holdings Ltd.                             1,220               512
China Resources Enterprises Ltd.                        1,160             1,881
Hutchinson Whampoa Ltd.                                   347             4,117
                                                                        -------
                                                                          6,510
                                                                        -------
Real Estate - 12.9%
Real Estate Management & Development
Cheung Kong (Holdings) Ltd.                               297             3,598
Sun Hung Kai Properties Ltd.                              354             3,949
                                                                        -------
                                                                          7,547
                                                                        -------
--------------------------------------------------------------------------------
FOOD & DRUG RETAILING - 8.7%

Media - 1.4%
Publishing & Printing
South China Morning Post Ltd.                           1,158               831
                                                                        -------
Retailing - 5.2%
Apparel & Accessory Stores
Esprit Holdings Ltd.                                    1,210             1,396
Giordano International Ltd.                             2,826             1,667
                                                                        -------
                                                                          3,063
                                                                        -------
Food Stores - 2.1%
President Chain Store Corp.                               404             1,206
                                                                        -------
--------------------------------------------------------------------------------
INDUSTRIALS - 14.2%

Electrical Components & Equipment - 4.6%
Johnson Electric Holdings Ltd.                          1,612             2,697
                                                                        -------
Industrial Conglomerates - 4.3%
Citic Pacific Ltd.                                        704             2,527
                                                                        -------
Transportation - 5.3%
Highway & Rail Infrastructure
Jiangsu Expressway Co., Ltd.
   Class H                                              3,680               694
Zhejiang Expressway Co., Ltd.
   Class H                                             13,018             2,403
                                                                        -------
                                                                          3,097
                                                                        -------
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY - 7.4%
Computer Hardware - 1.4%
Legend Holdings Ltd.                                    1,024               841
                                                                        -------
Semiconductors - 6.0%
Taiwan Semiconductor Manufacturing
   Company (a)                                            766             2,131
United Microelectronics Corp. ADR                          71               686
United Microelectronics Corp., Ltd.                       427               699
                                                                        -------
                                                                          3,516
                                                                        -------
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES - 9.8%

Diversified Telecom Services - 2.1%
China Unicom Ltd. (a)                                     806             1,241
                                                                        -------
Wireless Telecom Services - 7.7%
China Mobile Ltd. (a)                                     842             4,463
                                                                        -------
--------------------------------------------------------------------------------
UTILITIES - 16.8%

Electric Utilities - 9.5%
Beijing Datang Power Generation
   Co., Ltd. Class H                                    3,502             1,111
Huaneng Power International, Inc.                       8,734             4,451
                                                                        -------
                                                                          5,562
                                                                        -------

Gas Utilities - 7.3%
Hong Kong & China Gas Co., Ltd.                         2,852             4,278
                                                                        -------


TOTAL COMMON STOCKS
  (cost of $50,794) (b)                                                  58,622
                                                                        -------


OTHER ASSETS & LIABILITIES,
 NET - (0.2%)                                                              (144)
--------------------------------------------------------------------------------
NET ASSETS - 100%                                                       $58,478
                                                                        =======
Notes to Investment Portfolio:
(a) Non-income producing.
(b) Cost for federal income tax purposes is the same.

Summary of Securities                                                    % of
by Country                                               Value           Total
--------------------------------------------------------------------------------
Hong Kong                                               $51,154          87.2
Taiwan                                                    4,036           6.9
United Kingdom                                            2,746           4.7
United States                                               686           1.2
                                                        -------         -----
                                                        $58,622         100.0
                                                        -------         -----


Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

                        Acronym                    Name
                        -------         ---------------------------
                          ADR           American Depositary Receipt


See notes to investment portfolio.

Statement of Assets & Liabilities

--------------------------------------------------------------------------------

February 28, 2001
(In thousands except for per share amounts and footnotes)
(Unaudited)

Assets
Investments at value (cost $50,794)                                  $58,622
Cash including foreign currencies
(cost $445)                                                  $443
Receivable for:
   Fund shares sold                                           249
   Expense reimbursement due from
      Advisor/Administrator                                    21
Deferred organization expenses                                  3
Other                                                          35        751
                                                           ------    -------

Total Assets                                                          59,373
                                                                     -------
Liabilities
Payable due to custodian bank                                  36
Payable for:
   Fund shares repurchased                                    673
Accrued:
   Management fee                                              62
   Transfer agent fee                                          47
   Deferred Trustees fees                                       1
Other                                                          76
                                                           ------
Total Liabilities                                                        895
                                                                     -------
Net Assets                                                           $58,478
                                                                     =======
Net asset value & redemption price
   per share - Class A ($51,283/2,852)                               $ 17.99 (a)
                                                                     =======
Maximum offering price per share -
   Class A ($17.99/0.9425)                                           $ 19.09 (b)
                                                                     =======
Net asset value & offering price per
   share - Class B ($5,630/318)                                      $ 17.72 (a)
                                                                     =======
Net asset value & offering price per
   share - Class C ($1,419/79)                                       $ 17.97 (a)
                                                                     =======
Net asset value, offering & redemption
   price per share - Class Z ($146/8)                                $ 18.13
                                                                     =======

Composition of Net Assets
Capital paid in                                                      $87,200
Accumulated net investment loss                                         (287)
Accumulated net realized loss                                        (36,261)
Net unrealized appreciation (depreciation) on:
   Investments                                                         7,828
   Foreign currency transactions                                          (2)
                                                                     -------
                                                                     $58,478
                                                                     -------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.


Statement of Operations
--------------------------------------------------------------------------------

For the six months ended February 28, 2001
(In thousands) (Unaudited)

Investment Income
Dividends                                                            $   374
Interest                                                                  46
                                                                     -------
   Total Investment Income
   (net of nonreclaimable
   foreign taxes withheld at
   source which amounted to $15)                                         420

Expenses
Management fee                                               $357
Administration fee                                             78
Service fee - Class A, Class B, Class C                        77
Distribution fee - Class B                                     22
Distribution fee - Class C                                      5
Transfer agent fee                                             95
Bookkeeping fee                                                16
Trustees' fee                                                   4
Custodian fee                                                  35
Audit fee                                                      10
Legal fee                                                       3
Registration fee                                               24
Reports to shareholders                                        12
Amortization of deferred organization expenses                  1
Other                                                          16
                                                           ------
                                                              755
Fees and expenses waived or borne
   by the Advisor/Administrator                               (61)          694
                                                           ------       -------
Net Investment Loss                                                        (274)
                                                                        -------

Net Realized & Unrealized
   Gain (Loss) on Portfolio Positions

Net Realized Gain (loss) on:
Investments                                                (1,676)
Foreign currency transactions                                 (11)
                                                           ------
Net Realized Loss                                                        (1,687)
Net Change in Unrealized
   Appreciation/Depreciation on:
   Investments                                                           (5,283)
   Foreign currency transactions                                              5
                                                                        -------
Net Change in Unrealized
   Appreciation/Depreciation                                             (5,278)
                                                                        -------
     Net Loss                                                            (6,965)
                                                                        -------
Decrease in Net Assets from Operations                                  ($7,239)
                                                                        =======

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

(In thousands)

                                                    (Unaudited)
                                                     Six months       Year
                                                        ended         ended
                                                    February 28,    August 31,
                                                        2001          2000
--------------------------------------------------------------------------------

Increase (Decrease) In Net Assets

Operations:
Net investment income (loss)                           $  (274)     $   137
Net realized gain (loss)                                (1,687)       8,414
Net change in unrealized
   appreciation/depreciation                            (5,278)      15,452
                                                       -------      -------
     Net Increase (Decrease) from Operations            (7,239)      24,003
                                                       -------      -------
Fund Share Transactions:
Receipts for shares sold - Class A                      11,322       32,267
Cost of shares repurchased - Class A                   (18,315)     (44,313)
                                                       -------      -------
                                                        (6,993)     (12,046)
                                                       -------      -------
Receipts for shares sold - Class B                       1,196        3,256
Cost of shares repurchased-- Class B                    (1,265)      (1,877)
                                                       -------      -------
                                                           (69)       1,379
                                                       -------      -------
Receipts for shares sold - Class C                         576        1,117
Cost of shares repurchased - Class C                      (312)        (870)
                                                       -------      -------
                                                           264          247
                                                       -------      -------
Receipts for shares sold - Class Z                          91            2
Cost of shares repurchase - Class Z                        (93)          (a)
                                                       -------      -------
                                                            (2)           2
                                                       -------      -------
Net Decrease from Fund
   Share Transactions                                   (6,800)     (10,418)
                                                       -------      -------
   Total Increase (Decrease)                           (14,039)      13,585

Net Assets
Beginning of period                                     72,517       58,932
                                                       -------      -------
End of period (including
   accumulated net investment
   loss of $287 and $13, respectively)                $ 58,478     $ 72,517
                                                       -------      -------


--------------------------------------------------------------------------------

Number of Fund Shares Sold - Class A                       633        1,732
Repurchased - Class A                                   (1,021)      (2,410)
                                                       -------      -------
                                                          (388)        (678)
                                                       -------      -------
Sold - Class B                                              67          179
Repurchased - Class B                                      (70)        (104)
                                                       -------      -------
                                                            (3)          75
                                                       -------      -------
Sold - Class C                                              31           60
Repurchased - Class C                                      (17)         (50)
                                                       -------      -------
                                                            14           10
                                                       -------      -------
Sold - Class Z                                               5           (a)
Repurchased - Class Z                                       (5)          (a)
                                                       -------      -------
                                                            --           (a)
                                                       -------      -------

(a) Rounds to less than one.


See notes to financial statements.

Note to Financial Statements
--------------------------------------------------------------------------------
February 28, 2001 (Unaudited)

Note 1. Accounting Policies

Organization

Liberty Newport Greater China Fund (formerly Newport Greater China Fund) (the "Fund"), a series of Liberty Funds Trust II, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation by investing primarily in equity securities of companies located in, or which derive a substantial portion of their revenue from business activity with or in, the Greater China Region (i.e., Hong Kong, the People's Republic of China and Taiwan). The Fund may issue an unlimited number of shares. The Fund offers four classes of shares:
Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices. In certain countries, the Fund may hold foreign designated shares. If the foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. In addition, if the values of foreign securities have been materially affected by events occurring after the closing of a foreign market, the foreign securities may be valued at their fair value under procedures approved by the Trustees.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates. In certain countries, the Fund may hold portfolio positions for which market quotations are not readily available. Such securities are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Determination of class net asset values and financial highlights

All income, expenses (other than Class A, Class B and Class C service fees and Class B and Class C distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflects the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

--------------------------------------------------------------------------------

Federal income taxes

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-date. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Foreign currency transactions

Net realized and unrealized gains (losses) on foreign currency transactions includes the gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

Forward currency contracts

The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

Other

Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters into bankruptcy.

Note 2. Fees and Compensation Paid to Affiliates

Management fee

Newport Fund Management, Inc. (the "Advisor"), is the investment Advisor of the Fund and receives a monthly fee equal to 1.15% annually of the Fund's average net assets.

Administration fee

Colonial Management Associates, Inc. (the "Administrator"), an affiliate of the Advisor, provides accounting and other services for a monthly fee equal to 0.25% annually of the Fund's average net assets.

Bookkeeping fee

The Administrator provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million.

Transfer agent fee

Liberty Funds Services Inc. (the "Transfer Agent"), an affiliate of the Administrator, provides shareholder services for a monthly fee equal to 0.07% annually of average net assets plus charges based on the number of

--------------------------------------------------------------------------------

shareholder accounts and transactions. The Transfer Agent receives reimbursement for certain out-of-pocket expenses.

Underwriting discounts, service and distribution fees

Liberty Funds Distributor, Inc. (the "Distributor"), a subsidiary of the Administrator, is the Fund's principal underwriter. For the six months ended February 28, 2001, the Fund has been advised that the Distributor retained net underwriting discounts of $1,760 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $20,082, $7,019 and $742 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense limits

The Advisor/Administrator have agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.90% annually of the Fund's average net assets.

Other

The Fund pays no compensation to its officers, all of whom are employees of the Advisor or Administrator.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 3. Portfolio Information

Investment activity

During the six months ended February 28, 2001, purchases and sales of investments, other than short-term obligations, were $2,847,244 and $9,003,262, respectively. Unrealized appreciation (depreciation) at February 28, 2001, based on cost of investments for both financial statement and federal income tax purposes was:

        Gross unrealized appreciation           $16,761,777
        Gross unrealized depreciation            (8,933,476)
                                                -----------
            Net unrealized appreciation         $ 7,828,301
                                                -----------

Capital loss Carryforwards

At August 31, 2000, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                Year of                         Capital loss
               expiration                       carryforward
               ----------                       ------------
                  2006                          $    829,000
                  2007                            33,041,000
                  2008                               704,000
                                                ------------
                                                $ 34,574,000
                                                ------------

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

Other

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------

Note 4. Line of Credit

The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended February 28, 2001.

Note 5. Results of Special Meeting of Shareholders

On December 27, 2000, a Special Meeting of Shareholders of the Fund was held to elect eleven Trustees. On September 29, 2000, the record date for the Meeting, the Fund had outstanding 3,589,407 shares of beneficial interest. The votes cast were as follows:

                                                                 Authority
                                                   For            Withheld
                                                ---------        ---------
To elect a Board of Trustees:

Douglas Hacker                                  2,812,632          46,868
Janet Langford Kelly                            2,812,375          47,125
Richard W. Lowry                                2,812,632          46,868
Salvatore Macera                                2,812,632          46,868
William E. Mayer                                2,811,361          48,139
Charles R. Nelson                               2,812,632          46,868
John J. Neuhauser                               2,811,153          48,347
Joseph R. Palombo                               2,812,480          47,020
Thomas E. Stitzel                               2,811,361          48,139
Thomas C. Theobold                              2,812,632          46,868
Anne-Lee Verville                               2,811,417          48,083

Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                  (Unaudited)
                                                        Six months ended February 28, 2001
                                        -------------------------------------------------------------
                                           Class A         Class B         Class C          Class Z
-----------------------------------------------------------------------------------------------------
Net Asset Value-- Beginning of Period      $ 19.98         $ 19.75         $ 20.03          $ 20.11
                                           -------         -------         -------          -------
Income From Investment Operations:
Net investment loss (a)(b)                   (0.07)          (0.14)          (0.14)           (0.05)
Net realized and unrealized gain             (1.92)          (1.89)          (1.92)           (1.93)
                                           -------         -------         -------          -------
Total from Investment Operations             (1.99)          (2.03)          (2.06)           (1.98)
                                           -------         -------         -------          -------

Net Asset Value-- End of Period            $ 17.99         $ 17.72         $ 17.97          $ 18.13
                                           =======         =======         =======          =======
Total return (c)(d)(e)                       (9.96)%        (10.28)%        (10.28)%          (9.85)%
                                           =======         =======         =======          =======
Ratios to Average Net Assets
Expenses (f)(g)                               2.15%           2.90%           2.90%            1.90%
Net investment income loss (f)(g)            (0.80)%         (1.55)%         (1.55)%          (0.55)%
Fees and expenses waived or borne
   by the Advisor/Administrator (f)(g)        0.20%           0.20%           0.20%            0.20%
Portfolio turnover                               5%              5%              5%               5%
Net assets at end of period (000)          $51,283         $ 5,630         $ 1,419          $   146

(a) Net of fees and expenses waived or
    borne by the Advisor/Administrator
    which amounted to:                       $0.02           $0.02           $0.02            $0.02

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(g) Annualized.


                                                        Year ended August 31, 2000
                                        -------------------------------------------------------------
                                           Class A         Class B         Class C          Class Z
-----------------------------------------------------------------------------------------------------
Net Asset Value-- Beginning of Period      $ 13.94         $ 13.88         $ 14.10          $ 14.01
                                           -------         -------         -------          -------
Income From Investment Operations:
Net investment income (loss) (a)(b)           0.05           (0.09)          (0.09)            0.09
Net realized and unrealized gain              5.99            5.96            6.02             6.01
                                           -------         -------         -------          -------
Total from Investment Operations              6.04            5.87            5.93             6.10
                                           -------         -------         -------          -------
Net Asset Value-- End of Period            $ 19.98         $ 19.75         $ 20.03          $ 20.11
                                           =======         =======         =======          =======
Total return (c)(d)                          43.33%          42.29%          42.06%           43.54%
                                           =======         =======         =======          =======
Ratios to Average Net Assets

Expenses (c)                                  2.15%           2.90%           2.90%            1.90%
Net investment income (loss) (e)              0.26%          (0.49)%         (0.49)%           0.51%
Fees and expenses waived or borne by
   the Advisor/Administrator (e)              0.10%           0.10%           0.10%            0.10%
Portfolio turnover                              28%             28%             28%              28%
Net assets at end of period (000)          $64,722          $6,335          $1,296            $ 164

(a) Net of fees and expenses waived or
    borne by the Advisor/Administrator
    which amounted to:                       $0.02           $0.02           $0.02            $0.02

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) The benefit derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                          Year ended August 31, 2000
                                        -------------------------------------------------------------
                                           Class A         Class B         Class C          Class Z
-----------------------------------------------------------------------------------------------------
Net Asset Value-- Beginning of Period      $  6.34         $  6.34         $  6.32          $  6.38
                                           -------         -------         -------          -------
Income From Investment Operations:
Net investment income (a) (b)                 0.10            0.02            0.02             0.13
Net realized and unrealized gain              7.58            7.52            7.76             7.61
                                           -------         -------         -------          -------
Total from Investment Operations              7.68            7.54            7.78             7.74
                                           -------         -------         -------          -------
Less Distributions Declared to
  Shareholders:
From net investment income                   (0.08)             --              --            (0.11)
                                           -------         -------         -------          -------
Net Asset Value-- End of Period            $ 13.94         $ 13.88         $ 14.10          $ 14.01
                                           =======         =======         =======          =======
Total return (c) (d)                        121.59%         118.93%         123.10%          121.80%
                                           =======         =======         =======          =======
Ratios to Average Net Assets
Expenses (e)                                  2.15%           2.90%           2.90%            1.90%
Net investment income (e)                     0.92%           0.17%           0.17%            1.17%
Fees and expenses waived or borne by
   the Advisor/Administrator (e)              0.30%           0.30%           0.30%            0.30%
Portfolio turnover                              20%             20%             20%              20%
Net assets at end of period (000)         $ 54,623         $ 3,423          $  774          $   112

(a) Net of fees and expenses waived or
    borne by the Advisor/Administrator
    which amounted to:                       $0.03           $0.03           $0.03            $0.03

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) The benefit derived from custody credits and directed brokerage arrangements had no impact.

                                                        Year ended August 31, 2000
                                        -------------------------------------------------------------
                                           Class A         Class B         Class C          Class Z
-----------------------------------------------------------------------------------------------------
Net Asset Value-- Beginning of Period      $ 17.90         $ 17.86         $ 17.86          $ 17.91
                                           -------         -------         -------          -------
Income From Investment Operations:
Net investment income (a) (b)                 0.09            0.01            0.01             0.12
Net realized and unrealized loss            (11.59)         (11.48)         (11.49)          (11.58)
                                           -------         -------         -------          -------
Total from Investment Operations            (11.50)         (11.47)         (11.48)          (11.46)
                                           -------         -------         -------          -------
Less Distributions Declared
   to Shareholders:
From net investment income                   (0.06)          (0.05)          (0.06)           (0.07)
                                           -------         -------         -------          -------
Net Asset Value-- End of Period            $  6.34         $  6.34         $  6.32          $  6.38
                                           =======         =======         =======          =======
Total return (c) (d)                        (64.42)%        (64.36)%        (64.46)%         (64.19)%
                                           =======         =======         =======          =======
Ratios to Average Net Assets
Expenses (c)                                  2.15%           2.90%           2.90%            1.90%
Net investment income (loss) (c)              0.74%          (0.01)%         (0.01)%           0.99%
Fees and expenses waived or borne by
   the Advisor/Administrator (e)              0.31%           0.31%           0.31%            0.31%
Portfolio turnover                              58%             58%             58%              58%
Net assets at end of period (000)          $31,214          $1,692          $  443          $    49

(a) Net of fees and expenses waived or
    borne by the Advisor/Administrator
    which amounted to:                     $  0.04          $ 0.04          $ 0.04          $  0.04

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) The benefit derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:


                                                         Year ended August 31, 2000(c)
                                        -------------------------------------------------------------
                                           Class A         Class B         Class C          Class Z
-----------------------------------------------------------------------------------------------------
Net Asset Value-- Beginning of Period     $  13.34         $ 13.33         $ 13.33          $ 13.34
                                          --------         -------         -------          -------
Income From Investment Operations:
Net investment income (loss) (a) (b)          0.05              --              --             0.06
                                          --------         -------         -------          -------
Net realized and unrealized gain (d)          4.51            4.53            4.53             4.51
                                          --------         -------         -------          -------
Total from Investment Operations              4.56            4.53            4.53             4.57
                                          --------         -------         -------          -------
Net Asset Value-- End of Period           $  17.90         $ 17.86         $ 17.86          $ 17.91
                                          ========         =======         =======          =======
Total return (e) (f) (g)                     34.22%          33.98%          33.98%           34.29%
                                          ========         =======         =======          =======
Ratios to Average Net Assets

Expenses (h) (i)                              2.15%           2.90%           2.90%            1.90%
Net investment income (h) (i)                 0.89%           0.14%           0.14%            1.14%
Fees and expenses waived or borne by the
Advisor/Administrator (h) (i)                 0.59%           0.59%           0.59%            0.59%
Portfolio turnover (g)                           4%              4%              4%               4%
Net assets at end of period (000)         $115,699         $   135         $   134          $   135

(a) Net of fees and expenses waived or
    borne by the Advisor/Administrator
    which amounted to:                    $   0.03         $  0.03         $  0.03          $  0.03

(b) Per share data was calculated using average shares outstanding during the period.

(c) The Fund commenced investment operations on May 12, 1997. The activity shown is from the effective date of registration (May 16, 1997) with the Securities and Exchange Commission. The per share information reflects the
    1.5 for 1 stock split effective July 25, 1997.

(d) The amount of net realized and unrealized gain shown for a share outstanding for the period ended August 31, 1997 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) Not annualized.

(h) The benefit derived from custody credits and directed brokerage arrangements had no impact.

(i) Annualized.

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







                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Trustees & Transfer Agent

--------------------------------------------------------------------------------

Douglas A. Hacker

Executive Vice President and Chief Financial Officer of UAL, Inc.(formerly Senior Vice President and Chief
Financial Officer of UAL, Inc.)


Janet Langford Kelly

Executive Vice President - Corporate Development,
General Counsel, and Secretary, Kellogg Company
(formerly Senior Vice President, Secretary and General
Counsel, Sara Lee Corporation)


Richard W. Lowry

Private Investor (formerly Chairman and Chief Executive
Officer, US Plywood Corporation)


Salvatore Macera

Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic
Industries, Inc.)


William E. Mayer

Managing Partner, Park Avenue Equity Partners (formerly
Founding Partner, Development Capital LLC, Dean and
Professor, College of Business and Management,
University of Maryland)


Charles R. Nelson

Van Voorhis Professor, Department of Economics, University of Washington; consultant on economic and statistical matters (formerly Department Chairman and Director of the Institute for Economic Research)


John J. Neuhauser

Academic Vice President and Dean of Faculties, Boston
College (formerly Dean, Boston College School of
Management)


Joseph R. Palombo

Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc.; Executive Vice President and Director of Colonial Management Associates, Inc. and Stein Roe & Farnham Inc.; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Mutual Funds, Stein Roe Mutual Funds and All-Star Funds, and Chief Operating Officer, Putnam Mutual Funds)


Thomas E. Stitzel

Business Consultant and Chartered Financial Analyst
(formerly Professor of Finance, College of Business,
Boise State University)


Thomas C. Theobald

Managing Director, William Blair Capital Partners
(formerly Chief Executive Officer and Chairman of the Board of Directors, Continental Bank Corporation)


Anne-Lee Verville

Consultant (formerly General Manager, Global Education
Industry, and President, Applications Solutions Division,
IBM Corporation)



Important Information About This Report

The Transfer Agent for Liberty Newport Greater China Fund is:

Liberty Funds Services, Inc.
PO Box 1722
Boston, MA 02105-1722
800-345-6611

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Newport Greater China Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Performance Update.

Semiannual Report:
Liberty Newport Greater China Fund

                               Give me Liberty.(R)


Liberty Funds believes in financial choice

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kid's education, building your retirement nest egg, or managing your income... we can help. We offer a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom - however you define it.

Liberty believes in professional advice

Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long term. It's a relationship that's focused on you and your needs.


Liberty Newport Greater China Fund Semiannual Report,                PRSRT STD
February 28, 2001                                                  U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20
[LIBERTY LOGO]  LIBERTY
                ---------
                    FUNDS

ALL-STAR o COLONIAL o NEWPORT o STEIN ROE ADVISOR


        Liberty Funds Distributor, Inc. (Copyright)2001
        One Financial Center, Boston, MA 02111-2621, 800-426-3750 www.libertyfunds.com







                                                  736-03/155F-0201 (4/01) 01/643